                                                                    EXHIBIT 10.2

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment"), dated as of March 11, 2002, is entered into by and among The Williams Companies, Inc., a Delaware corporation, as Borrower pursuant to the Credit Agreement (as hereinafter defined), the Banks from time to time party to the Credit Agreement, the Co-Syndication Agents as named therein, the Co-Documentation Agents as named therein and Citibank, N.A., as agent for the Banks (in such capacity, the "Agent"). Except as otherwise defined or as the context requires, terms defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

         WHEREAS, The Williams Companies, Inc. ("TWC" or the "Borrower") has entered into a certain Credit Agreement dated as of July 25, 2000 with the financial institutions from time to time party thereto (the "Banks"), The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent (the "Original Credit Agreement"), which has been amended by that certain Waiver and First Amendment to Credit Agreement dated as of January 31, 2001, by that certain Limited Waiver and Second Amendment to Credit Agreement dated as of July 24, 2001 and by that certain Third Amendment to Credit Agreement dated as of February 7, 2002 (the Original Credit Agreement, as so amended to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower and the Banks now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Banks hereby agree as follows:

         SECTION 1. Amendment of Section 5.2. Section 5.2 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (c) of Section 5.2 is hereby amended by deleting the word "or" at the end of subclause (iv) thereof, deleting the period at the end of subclause (v) thereof and inserting "; or" in its place, and inserting the following new subclause (vi) immediately following the existing clause (v):

                  "(vi) Kern River Gas Transmission Company in connection with the transaction with a subsidiary of Berkshire Hathaway, Inc. announced by TWC on March 7, 2002 from (1) selling, conveying or otherwise transferring all or substantially all of its assets or (2) merging or consolidating with or into another Person."

         SECTION 2. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of the Borrower has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the consummation of the transactions contemplated by this Amendment.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

                  (e) Except as set forth in the Public Filings and except for certain class-action lawsuits filed on or after January 29, 2002 alleging fraud and other violations of applicable securities laws, there is, as to the Borrower, no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any material Subsidiary of the Borrower before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Borrower and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement or any Note. For the purposes of this Section, "Public Filings" shall mean the Borrower's annual report on Form 10-K for the year ended December 31, 2001, and the Borrower's reports on Form 8-K for the period from March 1, 2002 through March 11, 2002.

                  (f) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Amendment executed by the Borrower, the Agent and Banks constituting not less than the Majority Banks; and

                  (b) Such other documents as the Agent shall have reasonably requested.

         SECTION 4. Effect. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 5. Governing Law, Etc. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 6. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 7. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Agent and the Banks and the successors and assigns of the Banks.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, to be effective as of the date first written above.

                                       BORROWER:

                                       THE WILLIAMS COMPANIES, INC.



                                       By: /s/ James G. Ivey
                                          --------------------------------------
                                       Name: James G. Ivey
                                       Title: Treasurer

                                       AGENT:

                                       CITIBANK, N.A., as Agent



                                       By: /s/ Lydia G. Junek
                                          --------------------------------------
                                                     Attorney-in-Fact
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------



                                       CO-SYNDICATION AGENTS:

                                       JPMORGAN CHASE BANK
                                       (formerly known as
                                       THE CHASE MANHATTAN BANK),
                                       as Co-Syndication Agent and as a Bank



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       COMMERZBANK AG, as Co-Syndication Agent



                                       By: /s/ Harry P. Yergey
                                          --------------------------------------
                                              Senior Vice President & Manager
                                                     Authorized Officer

                                       By: /s/ Brian J. Campbell
                                          --------------------------------------
                                                   Senior Vice President
                                                    Authorized Officer

                                       Date: March 20,2002
                                            ------------------------------------

                                       CO-DOCUMENTATION AGENTS:

                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Co-Documentation Agent and as a Bank



                                       By: /s/ Bernard Weymuller
                                          --------------------------------------
                                                   Senior Vice President
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       BANK OF AMERICA, N.A.
                                       as Co-Documentation Agent and as a Bank



                                       By: /s/ Claire Liu
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       BANKS:

                                       CITIBANK, N.A.



                                       By: /s/ Lydia G. Junek
                                          --------------------------------------
                                                     Attorney-in-Fact
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       THE BANK OF NOVA SCOTIA



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       BANK ONE, N.A. (MAIN OFFICE - CHICAGO)



                                       By: /s/ Janie C. Harman
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       COMMERZBANK AG,
                                       NEW YORK AND GRAND CAYMAN BRANCHES


                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       THE FUJI BANK, LIMITED


                                       By: /s/ Jacques Azagury
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 15, 2002
                                            ------------------------------------

                                       NATIONAL WESTMINSTER BANK PLC
                                       NEW YORK BRANCH



                                       By: /s/ Kevin J. Howard
                                          --------------------------------------
                                       Name: Kevin J. Howard
                                       Title: Managing Director

                                       Date:                              , 2002


                                       NATIONAL WESTMINSTER BANK PLC



                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------

                                       DATE:                              , 2002
                                            ------------------------------

                                       ABN AMRO BANK, N.V.



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       BANK OF MONTREAL



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 22, 2002
                                            ------------------------------------

                                       THE BANK OF NEW YORK



                                       By: /s/ Raymond J. Palmer
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date: March 22, 2002
                                            ------------------------------------

                                       BARCLAYS BANK PLC



                                       By: /s/ Nicholas A. Bell
                                          --------------------------------------
                                          Director, Loan Transaction Management
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       CIBC INC.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 20, 2002
                                            ------------------------------------

                                       CREDIT SUISSE FIRST BOSTON



                                       By: /s/ James P. Moran
                                          --------------------------------------
                                                         Director
                                                    Authorized Officer

                                       By: /s/ David M. Koczan
                                          --------------------------------------
                                                        Associate
                                                    Authorized Officer

                                       Date: March 19, 2002
                                            ------------------------------------

                                       ROYAL BANK OF CANADA



                                       By: /s/ Tom J. Oberaigner
                                          --------------------------------------
                                                      Senior Manager
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       HOUSTON AGENCY



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       FLEET NATIONAL BANK
                                       f/k/a Bank Boston, N.A.



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 22, 2002
                                            ------------------------------------

                                       SOCIETE GENERALE, SOUTHWEST AGENCY



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       NEW YORK BRANCH



                                       By: /s/ Michael N. Oakes
                                          --------------------------------------
                                          Senior Vice President, Houston Office
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       TORONTO DOMINION (TEXAS), INC.



                                       By: /s/ Jill Hall
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------

                                       UBS AG, STAMFORD BRANCH



                                       By: /s/ Patricia O'Kicki
                                          --------------------------------------
                                            Director, Banking Products Services
                                                    Authorized Officer

                                       By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                            Associate Director Banking Products
                                                        Services US
                                                    Authorized Officer

                                       Date: March 20, 2002
                                            ------------------------------------

                                       WELLS FARGO BANK TEXAS, N.A.



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       CREDIT AGRICOLE INDOSUEZ



                                       By: /s/ Mark Lvoff
                                          --------------------------------------
                                           First Vice President, Head of Energy
                                                         Platform
                                                    Authorized Officer

                                       By: /s/ Brian Knezeak
                                          --------------------------------------
                                                   First Vice President
                                                    Authorized Officer


                                       Date: March 22, 2002
                                            ------------------------------------

                                       SUNTRUST BANK



                                       By: /s/ Signature not legible
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 18, 2002
                                            ------------------------------------

                                       THE DAI-ICHI KANGYO BANK, LTD.



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       ARAB BANKING CORPORATION (B.S.C.)



                                       By: /s/ Robert J. Ivosevich
                                          --------------------------------------
                                                  Deputy General Manager
                                                    Authorized Officer

                                       Date: March 22, 2002
                                            ------------------------------------

                                       BANK OF CHINA, NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       BANK OF OKLAHOMA, N.A.



                                       By: /s/ Robert D. Mattax
                                          --------------------------------------
                                                            SVP
                                                    Authorized Officer

                                       Date: March 15, 2002
                                            ------------------------------------

                                       BNP PARIBAS, HOUSTON AGENCY



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       KBC BANK N.V.



                                       By: /s/ Jean-Pierre Diels
                                          --------------------------------------
                                                   First Vice President
                                                    Authorized Officer

                                       By: /s/ Eric Raskin
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       SUMITOMO MITSUI BANKING CORPORATION



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       COMMERCE BANK, N.A.



                                       By: /s/ Dennis R. Block,
                                          --------------------------------------
                                                           SVP
                                                    Authorized Officer

                                       Date: March 15, 2002
                                            ------------------------------------

                                       RZB FINANCE LLC



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Robert R. Wetteroff,
                                          --------------------------------------
                                                           SVP
                                                    Authorized Officer

                                       Date: March 13, 2002
                                            ------------------------------------

                                       UMB BANK, N.A.



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: _____________________________, 2002

                                       MERRILL LYNCH BANK USA



                                       By: /s/ D. Kevin Imlay
                                          --------------------------------------
                                                    Authorized Officer

                                       Date: March 20, 2002
                                            ------------------------------------

                                       LEHMAN COMMERCIAL PAPER INC.



                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                                       Date:                              , 2002
                                            ------------------------------

                                       NATEXIS BANQUES POPULAIRES


                                       By: /s/ Louis P. Laville, III
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------



                                       By: /s/ Daniel Payer
                                          --------------------------------------
                                                      Vice President
                                                    Authorized Officer

                                       Date: March 21, 2002
                                            ------------------------------------